Exhibit 99.1

Sharing Economy International 1-50 Reverse Split Effected

HONG KONG, Oct. 14, 2020 /PRNewswire/ -- The board of SEII announces that a 1-50 reverse split of its issued and outstanding shares of common stock has been effected. Every fifty issued existing shares has been consolidated into one share, effective from 13 October 2020.

The SEII's board of directors considers that the primary driver behind the share consolidation is that it will result in an upward adjustment to the share price of the company. The board is aware that certain brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced shares or tend to discourage individual brokers from recommending low-priced shares to their customers.

The board believes that the higher trading price of the new shares will also enhance the company's corporate image and therefore attract a broader range of institutional and professional investors to invest in the new shares, broadening the shareholder base of the company. This has multiple benefits for the company and its existing shareholders. More financing opportunities may become available for the company if the new shares become an acceptable investment option for institutional investors. This would allow the company to pursue additional profit-generating ventures to support the company's long term development. Greater investment by institutional investors, if the company can attract such investors, is also likely to reduce the volatility of and stabilize the price of shares of the company, as such investors tend to have longer investment horizons.

It is anticipated that a more stable and less volatile trading share price will serve to facilitate trading activities and improve market efficiency by boosting the liquidity of the new shares.

About Sharing Economy International Inc.

Sharing Economy International Inc., through its affiliated companies, designs, manufactures and distributes a line of proprietary high and low temperature dyeing and finishing machinery to the textile industry. The Company's latest business initiatives are focused on targeting the technology and global sharing economy markets, by developing online platforms and rental business partnerships that will drive the global development of sharing through economical rental business models. Moreover, the Company will actively pursue blockchain technology in its existing and to-be-acquired business, enabling the general public to realize the beauty of resource sharing.

For more information visit www.seii.com

Cautionary Warning Regarding Forward-Looking Statements:

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of such terms and other comparable terminology. These forward-looking statements include, without limitation, statements about our market opportunity, our strategies, competition, expected activities and expenditures as we pursue our business plan, and the adequacy of our available cash resources. Although we believe that the expectations reflected in any forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Actual results may, and probably will, differ materially from the predictions discussed in these forward-looking statements. Changes in the circumstances upon which we base our predictions and/or forward-looking statements could materially affect our actual results. Additional factors that could materially affect these forward-looking statements and/or predictions include, among other things: (1) our ability to raise additional capital to continue our operations; (2) our ability to pay down existing debt; (3) our ability to attract and retain key executive officers and the professional advisors; (4) the effect of the COVID-19 outbreak on our operations; (5) potential litigation with our shareholders, creditors and/or former or current investors; (6) the effect of political instability on our operations; and (7) other factors over which we have little or no control.   Any forward-looking statements speak only as of the date on which they are made, and Sharing Economy International does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.  Information on Sharing Economy International's website does not constitute a part of this release.

SOURCE Sharing Economy International, Inc.